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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 20, 2004
                        (Date of earliest event reported)


                            ERESEARCHTECHNOLOGY, INC.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-29100                 22-3264604
-----------------------------        -------------         -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)


     30 SOUTH 17TH STREET, PHILADELPHIA, PA                 19103
   --------------------------------------------          -----------
    (Address of principal executive offices)              (Zip Code)


                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2004, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter ended September 30, 2004 and providing financial guidance for fiscal 2004 and 2005. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits
                 99.1     Press Release dated October 20, 2004 of
                          eResearchTechnology, Inc.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ERESEARCHTECHNOLOGY, INC.
                                                      (Registrant)


Date: October 20, 2004                                By: Bruce Johnson

                                                      -------------------------
                                                      Bruce Johnson
                                                      Chief Financial Officer



                                  EXHIBIT INDEX

EXHIBIT NO.  EXHIBIT
-----------  -------
99.1         Press Release dated October 20, 2004 of eResearchTechnology, Inc.